Exhibit 99.2

THE PNC FINANCIAL SERVICES GROUP, INC.

FINANCIAL SUPPLEMENT
FIRST QUARTER 2023
(Unaudited)

THE PNC FINANCIAL SERVICES GROUP, INC.
FINANCIAL SUPPLEMENT
FIRST QUARTER 2023
(UNAUDITED)

The information contained in this Financial Supplement is preliminary, unaudited and based on data available on April 14, 2023. This information speaks only as of the particular date or dates included in the schedules. We do not undertake any obligation to, and disclaim any duty to, correct or update any of the information provided in this Financial Supplement. Our future financial performance is subject to risks and uncertainties as described in our United States Securities and Exchange Commission (SEC) filings.

BUSINESS
PNC is one of the largest diversified financial services companies in the United States (U.S.) and is headquartered in Pittsburgh, Pennsylvania. PNC has businesses engaged in retail banking, including residential mortgage, corporate and institutional banking and asset management, providing many of its products and services nationally. PNC's retail branch network is located coast-to-coast. PNC also has strategic international offices in four countries outside the U.S.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 1

Table 1: Consolidated Income Statement (Unaudited)

	Three months ended
	March 31	December 31	September 30	June 30	March 31
In millions, except per share data	2023	2022	2022	2022	2022
Interest Income
Loans	$4,258	$3,860	$3,138	$2,504	$2,293
Investment securities	885	836	715	631	544
Other	516	413	279	146	77
Total interest income	5,659	5,109	4,132	3,281	2,914
Interest Expense
Deposits	1,291	812	340	88	27
Borrowed funds	783	613	317	142	83
Total interest expense	2,074	1,425	657	230	110
Net interest income	3,585	3,684	3,475	3,051	2,804
Noninterest Income
Asset management and brokerage	356	345	357	365	377
Capital markets and advisory	262	336	299	409	252
Card and cash management	659	671	671	671	620
Lending and deposit services	306	296	287	282	269
Residential and commercial mortgage	177	184	143	161	159
Other (a) (b)	258	247	317	177	211
Total noninterest income	2,018	2,079	2,074	2,065	1,888
Total revenue	5,603	5,763	5,549	5,116	4,692
Provision For (Recapture of) Credit Losses	235	408	241	36	(208)
Noninterest Expense
Personnel	1,826	1,943	1,805	1,779	1,717
Occupancy	251	247	241	246	258
Equipment	350	369	344	351	331
Marketing	74	106	93	95	61
Other	820	809	797	773	805
Total noninterest expense	3,321	3,474	3,280	3,244	3,172
Income before income taxes and noncontrolling interests	2,047	1,881	2,028	1,836	1,728
Income taxes	353	333	388	340	299
Net income	1,694	1,548	1,640	1,496	1,429
Less: Net income attributable to noncontrolling interests	17	20	16	15	21
Preferred stock dividends (c)	68	120	65	71	45
Preferred stock discount accretion and redemptions	2	1	1	1	2
Net income attributable to common shareholders	$1,607	$1,407	$1,558	$1,409	$1,361
Earnings Per Common Share
Basic	$3.98	$3.47	$3.78	$3.39	$3.23
Diluted	$3.98	$3.47	$3.78	$3.39	$3.23
Average Common Shares Outstanding
Basic	401	404	410	414	420
Diluted	402	404	410	414	420
Efficiency	59%	60%	59%	63%	68%
Noninterest income to total revenue	36%	36%	37%	40%	40%
Effective tax rate (d)	17.2%	17.7%	19.1%	18.5%	17.3%
(a)Includes net gains (losses) on sales of securities of less than $1 million, $(3) million, less than $1 million, less than $(1) million and $(4) million for the quarters ended March 31, 2023, December 31, 2022, September 30, 2022, June 30, 2022 and March 31, 2022, respectively.
(b)Includes Visa Class B derivative fair value adjustments of $(45) million, $(41) million, $13 million, $(16) million and $4 million for the quarters ended March 31, 2023, December 31, 2022, September 30, 2022, June 30, 2022 and March 31, 2022, respectively.
(c)Dividends are payable quarterly other than Series R and Series S preferred stock, which are payable semiannually.
(d)The effective income tax rates are generally lower than the statutory rate due to the relationship of pretax income to tax credits and earnings that are not subject to tax.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 2

Table 2: Consolidated Balance Sheet (Unaudited)

	March 31	December 31	September 30	June 30	March 31
In millions, except par value	2023	2022	2022	2022	2022
Assets
Cash and due from banks	$5,940	$7,043	$6,548	$8,582	$7,572
Interest-earning deposits with banks (a)	33,865	27,320	40,278	28,404	48,776
Loans held for sale (b)	998	1,010	1,126	1,191	1,506
Investment securities – available for sale	43,220	44,159	45,798	52,984	112,313
Investment securities – held to maturity	95,019	95,175	90,653	79,748	20,098
Loans (b)	326,475	326,025	315,400	310,800	294,457
Allowance for loan and lease losses	(4,741)	(4,741)	(4,581)	(4,462)	(4,558)
Net loans	321,734	321,284	310,819	306,338	289,899
Equity investments	8,323	8,437	8,130	8,441	7,798
Mortgage servicing rights	3,293	3,423	3,206	2,608	2,208
Goodwill	10,987	10,987	10,987	10,916	10,916
Other (b)	38,398	38,425	41,932	41,574	40,160
Total assets	$561,777	$557,263	$559,477	$540,786	$541,246
Liabilities
Deposits
Noninterest-bearing	$118,014	$124,486	$138,423	$146,438	$150,798
Interest-bearing	318,819	311,796	299,771	294,373	299,399
Total deposits	436,833	436,282	438,194	440,811	450,197
Borrowed funds
Federal Home Loan Bank borrowings	32,020	32,075	30,075	10,000
Senior debt	19,622	16,657	13,357	14,358	16,206
Subordinated debt	5,630	6,307	7,286	7,487	6,766
Other (b)	3,550	3,674	3,915	4,139	3,599
Total borrowed funds	60,822	58,713	54,633	35,984	26,571
Allowance for unfunded lending related commitments	672	694	682	681	639
Accrued expenses and other liabilities	14,376	15,762	19,245	15,622	14,623
Total liabilities	512,703	511,451	512,754	493,098	492,030
Equity
Preferred stock (c)
Common stock - $5 par value
Authorized 800 shares, issued 543 shares	2,714	2,714	2,714	2,714	2,713
Capital surplus	19,864	18,376	19,810	18,531	17,487
Retained earnings	54,598	53,572	52,777	51,841	51,058
Accumulated other comprehensive income (loss)	(9,108)	(10,172)	(10,486)	(8,358)	(5,731)
Common stock held in treasury at cost: 144, 142, 139, 132, and 128 shares	(19,024)	(18,716)	(18,127)	(17,076)	(16,346)
Total shareholders’ equity	49,044	45,774	46,688	47,652	49,181
Noncontrolling interests	30	38	35	36	35
Total equity	49,074	45,812	46,723	47,688	49,216
Total liabilities and equity	$561,777	$557,263	$559,477	$540,786	$541,246
(a)Amounts include balances held with the Federal Reserve Bank of $32.5 billion, $26.9 billion, $39.8 billion, $28.0 billion and $48.4 billion as of March 31, 2023, December 31, 2022, September 30, 2022, June 30, 2022 and March 31, 2022, respectively.
(b)Amounts include assets and liabilities for which PNC has elected the fair value option. Our 2022 Form 10-K included, and our first quarter 2023 Form 10-Q will include, additional information regarding these items.
(c)Par value less than $0.5 million at each date.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 3

Table 3: Average Consolidated Balance Sheet (Unaudited) (a) (b)
	Three months ended
	March 31	December 31	September 30	June 30	March 31
In millions	2023	2022	2022	2022	2022
Assets
Interest-earning assets:
Investment securities
Securities available for sale
Residential mortgage-backed
Agency	$31,850	$31,818	$32,500	$37,285	$67,498
Non-agency	689	714	748	902	1,007
Commercial mortgage-backed	3,102	3,377	3,489	4,362	5,229
Asset-backed	218	105	110	2,388	6,225
U.S. Treasury and government agencies	9,088	10,345	11,789	17,480	47,468
Other	3,263	3,370	3,506	4,200	4,876
Total securities available for sale	48,210	49,729	52,142	66,617	132,303
Securities held to maturity
Residential mortgage-backed	45,616	44,184	39,329	33,086	106
Commercial mortgage-backed	2,453	2,323	2,069	1,175
Asset-backed	7,026	6,995	6,571	4,119
U.S. Treasury and government agencies	36,748	36,441	34,279	28,167	919
Other	3,338	3,218	2,600	1,560	569
Total securities held to maturity	95,181	93,161	84,848	68,107	1,594
Total investment securities	143,391	142,890	136,990	134,724	133,897
Loans
Commercial and industrial	182,017	179,111	172,788	166,968	155,481
Commercial real estate	36,110	36,181	35,140	34,467	34,004
Equipment lease financing	6,452	6,275	6,202	6,200	6,099
Consumer	55,020	54,809	54,563	54,551	54,965
Residential real estate	45,927	45,499	44,333	42,604	40,152
Total loans	325,526	321,875	313,026	304,790	290,701
Interest-earning deposits with banks (c)	34,054	30,395	31,892	39,689	62,540
Other interest-earning assets	8,806	9,690	9,560	9,935	9,417
Total interest-earning assets	511,777	504,850	491,468	489,138	496,555
Noninterest-earning assets	50,555	52,356	55,629	57,740	53,541
Total assets	$562,332	$557,206	$547,097	$546,878	$550,096
Liabilities and Equity
Interest-bearing liabilities:
Interest-bearing deposits
Money market	$65,753	$63,944	$60,934	$58,019	$62,596
Demand	124,376	122,501	120,358	119,636	112,372
Savings	104,408	102,020	106,761	109,063	108,532
Time deposits	20,519	12,982	10,020	10,378	16,043
Total interest-bearing deposits	315,056	301,447	298,073	297,096	299,543
Borrowed funds
Federal Home Loan Bank borrowings	32,056	30,640	16,708	6,978
Senior debt	19,679	16,312	14,597	16,172	18,015
Subordinated debt	6,100	6,933	7,614	6,998	6,773
Other	5,133	5,346	5,342	5,508	5,524
Total borrowed funds	62,968	59,231	44,261	35,656	30,312
Total interest-bearing liabilities	378,024	360,678	342,334	332,752	329,855
Noninterest-bearing liabilities and equity:
Noninterest-bearing deposits	121,176	133,461	141,167	149,432	153,726
Accrued expenses and other liabilities	16,014	17,461	15,699	17,116	14,058
Equity	47,118	45,606	47,897	47,578	52,457
Total liabilities and equity	$562,332	$557,206	$547,097	$546,878	$550,096
(a)Calculated using average daily balances.
(b)Nonaccrual loans are included in loans, net of unearned income. The impact of financial derivatives used in interest rate risk management is included in the interest income/expense and average yields/rates of the related assets and liabilities. Basis adjustments related to hedged items are included in noninterest-earning assets and noninterest-bearing liabilities. Average balances of securities are based on amortized historical cost (excluding adjustments to fair value, which are included in other assets). Average balances for certain loans and borrowed funds accounted for at fair value are included in noninterest-earning assets and noninterest-bearing liabilities, with changes in fair value recorded in Noninterest income.
(c)Amounts include average balances held with the Federal Reserve Bank of $33.5 billion, $30.0 billion, $31.5 billion, $39.3 billion and $62.3 billion for the three months ended March 31, 2023, December 31, 2022, September 30, 2022, June 30, 2022 and March 31, 2022, respectively.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 4

Table 4: Details of Net Interest Margin (Unaudited)
	Three months ended
	March 31	December 31	September 30	June 30	March 31
	2023	2022	2022	2022	2022
Average yields/rates (a)
Yield on interest-earning assets
Investment securities
Securities available for sale
Residential mortgage-backed
Agency	2.67%	2.54%	2.36%	2.17%	1.73%
Non-agency	8.53%	7.85%	7.62%	7.56%	7.53%
Commercial mortgage-backed	2.62%	2.75%	2.70%	2.45%	2.36%
Asset-backed	7.04%	11.98%	6.31%	1.84%	1.35%
U.S. Treasury and government agencies	2.05%	1.96%	1.73%	1.60%	1.18%
Other	2.47%	2.39%	2.47%	2.59%	2.73%
Total securities available for sale	2.64%	2.52%	2.33%	2.13%	1.62%
Securities held to maturity
Residential mortgage-backed	2.74%	2.60%	2.30%	1.98%
Commercial mortgage-backed	4.95%	4.57%	3.50%	2.30%
Asset-backed	3.97%	3.44%	2.58%	1.92%
U.S. Treasury and government agencies	1.33%	1.30%	1.19%	1.05%	2.61%
Other	4.62%	4.47%	4.10%	4.21%	4.17%
Total securities held to maturity	2.41%	2.27%	1.96%	1.65%	2.99%
Total investment securities	2.49%	2.36%	2.10%	1.89%	1.64%
Loans
Commercial and industrial	5.34%	4.70%	3.69%	2.90%	2.75%
Commercial real estate	6.02%	5.28%	4.27%	3.15%	2.79%
Equipment lease financing	4.28%	4.18%	3.85%	3.62%	3.74%
Consumer	6.34%	5.88%	5.32%	4.68%	4.69%
Residential real estate	3.35%	3.28%	3.21%	3.11%	3.10%
Total loans	5.29%	4.75%	3.98%	3.29%	3.19%
Interest-earning deposits with banks	4.58%	3.76%	2.32%	0.79%	0.19%
Other interest-earning assets	5.75%	5.20%	3.94%	2.76%	2.07%
Total yield on interest-earning assets	4.46%	4.02%	3.35%	2.69%	2.37%
Rate on interest-bearing liabilities
Interest-bearing deposits
Money market	2.40%	1.75%	0.85%	0.19%	0.03%
Demand	1.58%	1.14%	0.59%	0.15%	0.02%
Savings	1.03%	0.50%	0.09%	0.04%	0.04%
Time deposits	3.00%	1.45%	0.26%	0.18%	0.13%
Total interest-bearing deposits	1.66%	1.07%	0.45%	0.12%	0.04%
Borrowed funds
Federal Home Loan Bank borrowings	4.80%	3.92%	2.60%	1.24%
Senior debt	5.39%	4.30%	2.96%	1.61%	1.02%
Subordinated debt	5.69%	4.79%	3.43%	1.94%	1.40%
Other	3.70%	3.24%	2.20%	1.46%	0.97%
Total borrowed funds	4.98%	4.07%	2.81%	1.58%	1.10%
Total rate on interest-bearing liabilities	2.20%	1.55%	0.75%	0.27%	0.13%
Interest rate spread	2.26%	2.47%	2.60%	2.42%	2.24%
Benefit from use of noninterest-bearing sources (b)	0.58%	0.45%	0.22%	0.08%	0.04%
Net interest margin	2.84%	2.92%	2.82%	2.50%	2.28%
(a)Yields and rates are calculated using the applicable annualized interest income or interest expense divided by the applicable average earning assets or interest-bearing liabilities. Net interest margin is the total yield on interest-earning assets minus the total rate on interest-bearing liabilities and includes the benefit from use of noninterest-bearing sources. To provide more meaningful comparisons of net interest margins, we use net interest income on a taxable-equivalent basis in calculating average yields used in the calculation of net interest margin by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments. This adjustment is not permitted under GAAP in the Consolidated Income Statement. The taxable-equivalent adjustments to net interest income for the three months ended March 31, 2023, December 31, 2022, September 30, 2022, June 30, 2022 and March 31, 2022 were $38 million, $36 million, $29 million, $25 million and $22 million, respectively.
(b)Represents the positive effects of investing noninterest-bearing sources in interest-earning assets.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 5
Table 5: Details of Loans (Unaudited)

	March 31	December 31	September 30	June 30	March 31
In millions	2023	2022	2022	2022	2022
Commercial
Commercial and industrial
Manufacturing	$32,132	$30,845	$28,629	$27,179	$25,035
Retail/wholesale trade	29,172	29,176	27,532	26,475	25,027
Service providers	23,186	23,548	22,043	21,184	20,584
Financial services	22,534	21,320	21,590	19,594	17,674
Real estate related (a)	17,548	17,780	17,513	16,179	15,459
Technology, media & telecommunications	11,338	11,845	11,366	16,249	10,684
Health care	10,537	10,649	10,420	10,153	9,810
Transportation and warehousing	7,824	7,858	7,977	7,604	7,209
Other industries	28,726	29,198	26,743	27,214	26,392
Total commercial and industrial	182,997	182,219	173,813	171,831	157,874
Commercial real estate	35,991	36,316	35,592	34,452	34,171
Equipment lease financing	6,424	6,514	6,192	6,240	6,216
Total commercial	225,412	225,049	215,597	212,523	198,261
Consumer
Residential real estate	46,067	45,889	45,057	43,717	41,566
Home equity	26,203	25,983	25,367	24,693	24,185
Automobile	14,923	14,836	15,025	15,323	16,001
Credit card	6,961	7,069	6,774	6,650	6,464
Education	2,131	2,173	2,287	2,332	2,441
Other consumer	4,778	5,026	5,293	5,562	5,539
Total consumer	101,063	100,976	99,803	98,277	96,196
Total loans	$326,475	$326,025	$315,400	$310,800	$294,457
(a)Represents loans to customers in the real estate and construction industries.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 6
Allowance for Credit Losses (Unaudited)

Table 6: Change in Allowance for Loan and Lease Losses

	Three months ended
	March 31	December 31	September 30	June 30	March 31
Dollars in millions	2023	2022	2022	2022	2022
Allowance for loan and lease losses
Beginning balance	$4,741	$4,581	$4,462	$4,558	$4,868
Adoption of ASU 2022-02 (a)	(35)
Beginning balance, adjusted	4,706	4,581	4,462	4,558	4,868
Gross charge-offs:
Commercial and industrial	(104)	(121)	(65)	(30)	(41)
Commercial real estate	(12)	(22)	(7)	(5)	(10)
Equipment lease financing	(4)	(2)	(1)	(2)	(1)
Residential real estate	(3)	(2)	(2)		(7)
Home equity	(6)	(6)	(3)	(2)	(4)
Automobile	(33)	(34)	(32)	(34)	(52)
Credit card	(74)	(62)	(59)	(67)	(68)
Education	(4)	(4)	(4)	(4)	(4)
Other consumer	(42)	(64)	(49)	(51)	(64)
Total gross charge-offs	(282)	(317)	(222)	(195)	(251)
Recoveries:
Commercial and industrial	20	33	23	15	30
Commercial real estate	2	2	1	1	1
Equipment lease financing	3	1	1	3	3
Residential real estate	3	2	4	6	5
Home equity	11	13	19	18	21
Automobile	24	24	30	39	31
Credit card	11	8	12	19	12
Education	2	1	1	2	1
Other consumer	11	9	12	9	10
Total recoveries	87	93	103	112	114
Net (charge-offs) / recoveries:
Commercial and industrial	(84)	(88)	(42)	(15)	(11)
Commercial real estate	(10)	(20)	(6)	(4)	(9)
Equipment lease financing	(1)	(1)		1	2
Residential real estate			2	6	(2)
Home equity	5	7	16	16	17
Automobile	(9)	(10)	(2)	5	(21)
Credit card	(63)	(54)	(47)	(48)	(56)
Education	(2)	(3)	(3)	(2)	(3)
Other consumer	(31)	(55)	(37)	(42)	(54)
Total net (charge-offs)	(195)	(224)	(119)	(83)	(137)
Provision for (recapture of) credit losses (b)	229	380	241	(10)	(172)
Other	1	4	(3)	(3)	(1)
Ending balance	$4,741	$4,741	$4,581	$4,462	$4,558
Supplemental Information
Net charge-offs
Commercial net charge-offs	$(95)	$(109)	$(48)	$(18)	$(18)
Consumer net charge-offs	(100)	(115)	(71)	(65)	(119)
Total net charge-offs	$(195)	$(224)	$(119)	$(83)	$(137)
Net charge-offs to average loans	0.24%	0.28%	0.15%	0.11%	0.19%
Commercial	0.17%	0.20%	0.09%	0.03%	0.04%
Consumer	0.40%	0.45%	0.28%	0.27%	0.51%
(a)Represents the impact of adopting ASU 2022-02 Financial Instruments - Credit Losses (Topic 326): Troubled Debt Restructurings and Vintage Disclosures on January 1, 2023. As a result of adoption, we eliminated the accounting guidance for TDRs, including the use of a discounted cash flow approach to measure the allowance for TDRs. Our first quarter 2023 Form 10-Q will include additional information related to our adoption of this ASU.
(b)See Table 7 for the components of the Provision for (recapture of) credit losses being reported on the Consolidated Income Statement.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 7
Allowance for Credit Losses (Unaudited) (Continued)

Table 7: Components of the Provision for (Recapture of) Credit Losses

	Three months ended
	March 31	December 31	September 30	June 30	March 31
In millions	2023	2022	2022	2022	2022
Provision for (recapture of) credit losses
Loans and leases	$229	$380	$241	$(10)	$(172)
Unfunded lending related commitments	(22)	12	1	42	(23)
Investment securities	(1)	10	3	3	1
Other financial assets	29	6	(4)	1	(14)
Total provision for (recapture of) credit losses	$235	$408	$241	$36	$(208)

Table 8: Allowance for Credit Losses by Loan Class (a)

	March 31, 2023			December 31, 2022			March 31, 2022
Dollars in millions	Allowance Amount	Total Loans	% of Total Loans	Allowance Amount	Total Loans	% of Total Loans	Allowance Amount	Total Loans	% of Total Loans
Allowance for loan and lease losses
Commercial
Commercial and industrial	$1,771	$182,997	0.97%	$1,957	$182,219	1.07%	$1,884	$157,874	1.19%
Commercial real estate	1,171	35,991	3.25%	1,047	36,316	2.88%	1,034	34,171	3.03%
Equipment lease financing	104	6,424	1.62%	110	6,514	1.69%	85	6,216	1.37%
Total commercial	3,046	225,412	1.35%	3,114	225,049	1.38%	3,003	198,261	1.51%
Consumer
Residential real estate	95	46,067	0.21%	92	45,889	0.20%	25	41,566	0.06%
Home equity	316	26,203	1.21%	274	25,983	1.05%	170	24,185	0.70%
Automobile	199	14,923	1.33%	226	14,836	1.52%	276	16,001	1.72%
Credit card	782	6,961	11.23%	748	7,069	10.58%	708	6,464	10.95%
Education	64	2,131	3.00%	63	2,173	2.90%	66	2,441	2.70%
Other consumer	239	4,778	5.00%	224	5,026	4.46%	310	5,539	5.60%
Total consumer	1,695	101,063	1.68%	1,627	100,976	1.61%	1,555	96,196	1.62%
Total	4,741	$326,475	1.45%	4,741	$326,025	1.45%	4,558	$294,457	1.55%
Allowance for unfunded lending related commitments	672			694			639
Allowance for credit losses	$5,413			$5,435			$5,197

Supplemental Information
Allowance for credit losses to total loans			1.66%			1.67%			1.76%
Commercial			1.60%			1.66%			1.81%
Consumer			1.79%			1.69%			1.67%
(a)    Excludes allowances for investment securities and other financial assets, which together totaled $205 million, $176 million and $158 million at March 31, 2023, December 31, 2022 and March 31, 2022, respectively.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 8
Details of Nonperforming Assets (Unaudited)

Table 9: Nonperforming Assets by Type

	March 31	December 31	September 30	June 30	March 31
Dollars in millions	2023	2022	2022	2022	2022
Nonperforming loans (a)
Commercial
Commercial and industrial
Service providers	$128	$174	$223	$151	$173
Manufacturing	105	85	88	101	70
Retail/wholesale trade	82	151	158	87	59
Health care	57	50	45	54	37
Real estate related (b)	43	50	47	59	39
Transportation and warehousing	24	27	29	30	28
Technology, media & telecommunications	22	20	20	21	36
Other industries	87	106	138	146	218
Total commercial and industrial	548	663	748	649	660
Commercial real estate	337	189	148	161	332
Equipment lease financing	6	6	7	5	6
Total commercial	891	858	903	815	998
Consumer (c)
Residential real estate	432	424	429	457	526
Home equity	523	526	530	556	576
Automobile	145	155	167	175	181
Credit card	9	8	6	6	8
Other consumer	10	14	33	37	9
Total consumer	1,119	1,127	1,165	1,231	1,300
Total nonperforming loans (d)	2,010	1,985	2,068	2,046	2,298
OREO and foreclosed assets	38	34	33	29	26
Total nonperforming assets	$2,048	$2,019	$2,101	$2,075	$2,324
Nonperforming loans to total loans	0.62%	0.61%	0.66%	0.66%	0.78%
Nonperforming assets to total loans, OREO and foreclosed assets	0.63%	0.62%	0.67%	0.67%	0.79%
Nonperforming assets to total assets	0.36%	0.36%	0.38%	0.38%	0.43%
Allowance for loan and lease losses to nonperforming loans	236%	239%	222%	218%	198%
(a)In connection with the adoption of ASU 2022-02 Financial Instruments - Credit Losses (Topic 326): Troubled Debt Restructurings and Vintage Disclosures, nonperforming loans as of March 31, 2023 include certain loans whose terms were modified as a result of a borrower’s financial difficulty. Prior period amounts included nonperforming TDRs, for which accounting guidance was eliminated effective January 1, 2023. Our first quarter 2023 Form 10-Q will include additional information related to our adoption of this ASU.
(b)Represents loans related to customers in the real estate and construction industries.
(c)Excludes most unsecured consumer loans and lines of credit, which are charged off after 120 to 180 days past due and are not placed on nonperforming status.
(d)Nonperforming loans exclude certain government insured or guaranteed loans, loans held for sale and loans accounted for under the fair value option.

Table 10: Change in Nonperforming Assets

	January 1, 2023 -	October 1, 2022 -	July 1, 2022 -	April 1, 2022 -	January 1, 2022 -
In millions	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
Beginning balance	$2,019	$2,101	$2,075	$2,324	$2,506
New nonperforming assets	452	346	438	393	346
Charge-offs and valuation adjustments	(122)	(174)	(79)	(55)	(62)
Principal activity, including paydowns and payoffs	(172)	(139)	(182)	(273)	(274)
Asset sales and transfers to loans held for sale	(46)	(22)	(3)	(6)	(21)
Returned to performing status	(83)	(93)	(148)	(308)	(171)
Ending balance	$2,048	$2,019	$2,101	$2,075	$2,324

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 9
Accruing Loans Past Due (Unaudited)

Under the CARES Act credit reporting rules, certain loans modified due to COVID-19 related hardships are not being reported as past due for the periods presented based on the contractual terms of the loan, even where borrowers may not be making payments on their loans during the modification period.

Table 11: Accruing Loans Past Due 30 to 59 Days (a)

	March 31	December 31	September 30	June 30	March 31
Dollars in millions	2023	2022	2022	2022	2022
Commercial
Commercial and industrial	$119	$169	$321	$99	$185
Commercial real estate	25	19	11	28	68
Equipment lease financing	33	20	6	7	20
Total commercial	177	208	338	134	273
Consumer
Residential real estate
Non government insured	167	190	223	230	239
Government insured	78	91	75	68	66
Home equity	48	53	46	43	41
Automobile	79	106	96	102	109
Credit card	48	50	44	37	39
Education
Non government insured	6	5	6	5	5
Government insured	29	29	30	39	36
Other consumer	13	15	21	38	47
Total consumer	468	539	541	562	582
Total	$645	$747	$879	$696	$855
Supplemental Information
Total accruing loans past due 30-59 days to total loans	0.20%	0.23%	0.28%	0.22%	0.29%
Commercial	0.08%	0.09%	0.16%	0.06%	0.14%
Consumer	0.46%	0.53%	0.54%	0.57%	0.61%
(a)Excludes loans held for sale.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 10
Accruing Loans Past Due (Unaudited) (Continued)

Table 12: Accruing Loans Past Due 60 to 89 Days (a)

	March 31	December 31	September 30	June 30	March 31
Dollars in millions	2023	2022	2022	2022	2022
Commercial
Commercial and industrial	$21	$27	$55	$128	$64
Commercial real estate	1	4	4	11	41
Equipment lease financing	5	4	6	4	1
Total commercial	27	35	65	143	106
Consumer
Residential real estate
Non government insured	43	54	49	53	47
Government insured	55	58	46	42	37
Home equity	18	20	16	14	16
Automobile	18	25	21	24	26
Credit card	35	35	30	25	28
Education
Non government insured	4	2	4	2	3
Government insured	17	20	22	21	21
Other consumer	8	12	15	21	26
Total consumer	198	226	203	202	204
Total	$225	$261	$268	$345	$310
Supplemental Information
Total accruing loans past due 60-89 days to total loans	0.07%	0.08%	0.08%	0.11%	0.11%
Commercial	0.01%	0.02%	0.03%	0.07%	0.05%
Consumer	0.20%	0.22%	0.20%	0.21%	0.21%
(a)Excludes loans held for sale.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 11
Accruing Loans Past Due (Unaudited) (Continued)

Table 13: Accruing Loans Past Due 90 Days or More (a)

	March 31	December 31	September 30	June 30	March 31
Dollars in millions	2023	2022	2022	2022	2022
Commercial
Commercial and industrial	$134	$137	$139	$138	$105
Commercial real estate			5		7
Total commercial	134	137	144	138	112
Consumer
Residential real estate
Non government insured	26	32	30	20	41
Government insured	152	167	166	182	232
Automobile	5	7	6	6	8
Credit card	74	70	58	54	62
Education
Non government insured	2	2	2	2	2
Government insured	54	57	61	56	62
Other consumer	9	10	12	12	15
Total consumer	322	345	335	332	422
Total	$456	$482	$479	$470	$534
Supplemental Information
Total accruing loans past due 90 days or more to total loans	0.14%	0.15%	0.15%	0.15%	0.18%
Commercial	0.06%	0.06%	0.07%	0.06%	0.06%
Consumer	0.32%	0.34%	0.34%	0.34%	0.44%
Total accruing loans past due	$1,326	$1,490	$1,626	$1,511	$1,699
Commercial	$338	$380	$547	$415	$491
Consumer	$988	$1,110	$1,079	$1,096	$1,208
Total accruing loans past due to total loans	0.41%	0.46%	0.52%	0.49%	0.58%
Commercial	0.15%	0.17%	0.25%	0.20%	0.25%
Consumer	0.98%	1.10%	1.08%	1.12%	1.26%
(a)Excludes loans held for sale.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 12

Business Segment Descriptions (Unaudited)

Retail Banking provides deposit, lending, brokerage, insurance services, investment management and cash management products and services to consumer and small business customers. Our customers are serviced through our coast-to-cost branch network, ATMs, call centers, online banking and mobile channels. Deposit products include checking, savings and money market accounts and certificates of deposit. Lending products include residential mortgages, home equity loans and lines of credit, auto loans, credit cards, education loans and personal and small business loans and lines of credit. The residential mortgage loans are directly originated within our branch network and nationwide, and are typically underwritten to agency and/or third-party standards, and either sold, servicing retained or held on our balance sheet. Brokerage, investment management and cash management products and services include managed, education, retirement and trust accounts.

Corporate & Institutional Banking provides lending, treasury management, capital markets and advisory products and services to mid-sized and large corporations and government and not-for-profit entities. Lending products include secured and unsecured loans, letters of credit and equipment leases. The Treasury Management business provides corporations with cash and investment management services, receivables and disbursement management services, funds transfer services, international payment services and access to online/mobile information management and reporting services. Capital markets and advisory includes services and activities primarily related to merger and acquisitions advisory, equity capital markets advisory, asset-backed financing, loan syndication, securities underwriting and customer-related trading. We also provide commercial loan servicing and technology solutions for the commercial real estate finance industry. Products and services are provided nationally.

Asset Management Group provides private banking for high net worth and ultra high net worth clients and institutional asset management. The Asset Management group is composed of two operating units:
•PNC Private Bank provides products and services to emerging affluent, high net worth and ultra high net worth individuals and their families including investment and retirement planning, customized investment management, credit and cash management solutions, trust management and administration. In addition, multi-generational family planning services are also provided to ultra high net worth individuals and their families which include estate, financial, tax, fiduciary and customized performance reporting through PNC Private Bank Hawthorn.
•Institutional Asset Management provides outsourced chief investment officer, custody, private real estate, cash and fixed income client solutions, retirement plan fiduciary investment services to institutional clients including corporations, healthcare systems, insurance companies, unions, municipalities and non-profits.

Table 14: Period End Employees

	March 31	December 31	September 30	June 30	March 31
	2023	2022	2022	2022	2022
Full-time employees
Retail Banking	31,583	32,467	33,288	33,565	33,293
Other full-time employees	27,874	27,427	26,328	25,390	25,037
Total full-time employees	59,457	59,894	59,616	58,955	58,330
Part-time employees
Retail Banking	1,537	1,577	1,520	1,712	1,670
Other part-time employees	79	74	77	460	82
Total part-time employees	1,616	1,651	1,597	2,172	1,752
Total	61,073	61,545	61,213	61,127	60,082

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 13
Table 15: Summary of Business Segment Net Income and Revenue (Unaudited) (a)

	Three months ended
	March 31	December 31	September 30	June 30	March 31
In millions	2023	2022	2022	2022	2022
Net Income
Retail Banking	$647	$752	$560	$322	$340
Corporate & Institutional Banking	1,059	982	929	1,003	956
Asset Management Group	52	52	90	86	102
Other	(81)	(258)	45	70	10
Net income excluding noncontrolling interests	$1,677	$1,528	$1,624	$1,481	$1,408

Revenue
Retail Banking	$3,024	$3,079	$2,742	$2,410	$2,276
Corporate & Institutional Banking	2,300	2,451	2,255	2,221	1,964
Asset Management Group	357	375	396	387	386
Other	(78)	(142)	156	98	66
Total revenue	$5,603	$5,763	$5,549	$5,116	$4,692
(a)Our business information is presented based on our internal management reporting practices. Net interest income in business segment results reflects PNC’s internal funds transfer pricing methodology. Assets receive a funding charge and liabilities and capital receive a funding credit based on a transfer pricing methodology that incorporates product repricing characteristics, tenor and other factors.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 14
Table 16: Retail Banking (Unaudited) (a)

	Three months ended
	March 31	December 31	September 30	June 30	March 31
Dollars in millions	2023	2022	2022	2022	2022
Income Statement
Net interest income	$2,281	$2,330	$2,017	$1,662	$1,531
Noninterest income	743	749	725	748	745
Total revenue	3,024	3,079	2,742	2,410	2,276
Provision for (recapture of) credit losses	238	193	92	55	(81)
Noninterest expense	1,927	1,892	1,901	1,913	1,892
Pretax earnings	859	994	749	442	465
Income taxes	202	232	175	105	109
Noncontrolling interests	10	10	14	15	16
Earnings	$647	$752	$560	$322	$340
Average Balance Sheet
Loans held for sale	$542	$737	$837	$957	$1,183
Loans
Consumer
Residential real estate	$35,421	$35,286	$34,465	$33,240	$31,528
Home equity	24,571	24,126	23,393	22,886	22,458
Automobile	14,918	14,793	15,088	15,566	16,274
Credit card	6,904	6,882	6,684	6,508	6,401
Education	2,188	2,257	2,327	2,410	2,532
Other consumer	1,990	2,049	2,092	2,173	2,348
Total consumer	85,992	85,393	84,049	82,783	81,541
Commercial	11,438	11,181	10,881	11,044	11,610
Total loans	$97,430	$96,574	$94,930	$93,827	$93,151
Total assets	$115,384	$115,827	$114,619	$113,068	$111,754
Deposits
Noninterest-bearing	$60,801	$64,031	$65,405	$65,599	$64,058
Interest-bearing	201,720	195,743	198,956	202,801	201,021
Total deposits	$262,521	$259,774	$264,361	$268,400	$265,079
Performance Ratios
Return on average assets	2.27%	2.58%	1.94%	1.14%	1.23%
Noninterest income to total revenue	25%	24%	26%	31%	33%
Efficiency	64%	61%	69%	79%	83%
(a)See note (a) on page 13.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 15
Retail Banking (Unaudited) (Continued)

	Three months ended
	March 31	December 31	September 30	June 30	March 31
Dollars in millions, except as noted	2023	2022	2022	2022	2022
Supplemental Noninterest Income Information
Asset management and brokerage	$131	$128	$131	$135	$134
Card and cash management	$324	$335	$344	$351	$308
Lending and deposit services	$181	$172	$167	$167	$164
Residential and commercial mortgage	$104	$111	$38	$71	$99
Residential Mortgage Information
Residential mortgage servicing statistics (in billions, except as noted) (a)
Serviced portfolio balance (b)	$188	$190	$170	$145	$135
Serviced portfolio acquisitions	$2	$24	$29	$15	$6
MSR asset value (b)	$2.2	$2.3	$2.1	$1.6	$1.3
MSR capitalization value (in basis points) (b)	119	122	122	112	98
Servicing income: (in millions)
Servicing fees, net (c)	$78	$73	$50	$36	$33
Mortgage servicing rights valuation, net of economic hedge	$14	$24	$(30)	$13	$2
Residential mortgage loan statistics
Loan origination volume (in billions)	$1.4	$2.1	$3.1	$4.8	$5.1
Loan sale margin percentage	2.26%	2.20%	1.97%	1.88%	2.45%
Percentage of originations represented by:
Purchase volume (d)	84%	88%	85%	74%	42%
Refinance volume	16%	12%	15%	26%	58%
Other Information (b)
Customer-related statistics (average)
Non-teller deposit transactions (e)	65%	65%	65%	64%	64%
Digital consumer customers (f)	75%	76%	78%	78%	78%
Credit-related statistics
Nonperforming assets	$1,009	$1,003	$1,027	$1,088	$1,168
Net charge-offs - loans and leases	$112	$108	$98	$88	$141
Other statistics
ATMs	8,697	8,933	9,169	9,301	9,502
Branches (g)	2,450	2,518	2,527	2,535	2,591
Brokerage account client assets (in billions) (h)	$73	$70	$67	$68	$74
(a)Represents mortgage loan servicing balances for third parties and the related income.
(b)Presented as of period end, except for average customer-related statistics and net charge-offs, which are both shown for the three months ended.
(c)Servicing fees net of impact of decrease in MSR value due to passage of time, including the impact from regularly scheduled loan principal payments, prepayments and loans paid off during the period.
(d)Mortgages with borrowers as part of residential real estate purchase transactions.
(e)Percentage of total consumer and business banking deposit transactions processed at an ATM or through our mobile banking application.
(f)Represents consumer checking relationships that process the majority of their transactions through non-teller channels.
(g)Reflects all branches and solution centers excluding standalone mortgage offices and satellite offices (e.g., drive-ups, electronic branches and retirement centers) that provide limited products and/or services.
(h)Includes cash and money market balances.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 16
Table 17: Corporate & Institutional Banking (Unaudited) (a)

	Three months ended
	March 31	December 31	September 30	June 30	March 31
Dollars in millions	2023	2022	2022	2022	2022
Income Statement
Net interest income	$1,414	$1,489	$1,368	$1,253	$1,160
Noninterest income	886	962	887	968	804
Total revenue	2,300	2,451	2,255	2,221	1,964
Provision for (recapture of) credit losses	(28)	183	150	(17)	(118)
Noninterest expense	939	990	890	934	837
Pretax earnings	1,389	1,278	1,215	1,304	1,245
Income taxes	325	291	281	298	285
Noncontrolling interests	5	5	5	3	4
Earnings	$1,059	$982	$929	$1,003	$956
Average Balance Sheet
Loans held for sale	$456	$337	$449	$490	$628
Loans
Commercial
Commercial and industrial	$168,874	$166,176	$160,140	$153,948	$141,622
Commercial real estate	34,605	34,663	33,525	32,844	32,433
Equipment lease financing	6,451	6,274	6,202	6,201	6,099
Total commercial	209,930	207,113	199,867	192,993	180,154
Consumer	7	8	7	14	8
Total loans	$209,937	$207,121	$199,874	$193,007	$180,162
Total assets	$234,536	$234,120	$224,984	$219,513	$200,724
Deposits
Noninterest-bearing	$58,529	$67,340	$73,523	$81,028	$86,178
Interest-bearing	86,832	79,916	71,925	65,151	68,429
Total deposits	$145,361	$147,256	$145,448	$146,179	$154,607
Performance Ratios
Return on average assets	1.83%	1.66%	1.64%	1.83%	1.93%
Noninterest income to total revenue	39%	39%	39%	44%	41%
Efficiency	41%	40%	39%	42%	43%
Other Information
Consolidated revenue from:
Treasury Management (b)	$785	$843	$753	$659	$546
Commercial mortgage banking activities:
Commercial mortgage loans held for sale (c)	$27	$15	$26	$20	$16
Commercial mortgage loan servicing income (d)	39	52	66	70	68
Commercial mortgage servicing rights valuation, net of economic hedge	41	39	53	33	13
Total	$107	$106	$145	$123	$97
MSR asset value (e)	$1,061	$1,113	$1,132	$988	$886
Average loans by C&IB business
Corporate Banking	$118,229	$113,619	$109,197	$103,595	$92,503
Real Estate	47,297	48,031	45,837	44,202	43,213
Business Credit	30,180	30,087	28,930	28,246	26,535
Commercial Banking	8,430	8,683	9,008	9,459	10,045
Other	5,801	6,701	6,902	7,505	7,866
Total average loans	$209,937	$207,121	$199,874	$193,007	$180,162
Credit-related statistics
Nonperforming assets (e)	$801	$761	$779	$674	$866
Net charge-offs (recoveries) - loans and leases	$85	$100	$33	$11	$(1)
(a)See note (a) on page 13.
(b)Amounts are reported in net interest income and noninterest income.
(c)Represents commercial mortgage banking income for valuations on commercial mortgage loans held for sale and related commitments, derivative valuations, origination fees, gains on sale of loans held for sale and net interest income on loans held for sale.
(d)Represents net interest income and noninterest income from loan servicing, net of reduction in commercial mortgage servicing rights due to amortization expense and payoffs. Commercial mortgage servicing rights valuation, net of economic hedge is shown separately.
(e)Presented as of period end.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 17
Table 18: Asset Management Group (Unaudited) (a)

	Three months ended
	March 31	December 31	September 30	June 30	March 31
Dollars in millions, except as noted	2023	2022	2022	2022	2022
Income Statement
Net interest income	$127	$152	$165	$153	$138
Noninterest income	230	223	231	234	248
Total revenue	357	375	396	387	386
Provision for (recapture of) credit losses	9	17	4	5	2
Noninterest expense	280	291	274	270	251
Pretax earnings	68	67	118	112	133
Income taxes	16	15	28	26	31
Earnings	$52	$52	$90	$86	$102
Average Balance Sheet
Loans
Consumer
Residential real estate	$9,174	$8,835	$8,430	$7,835	$6,989
Other consumer	4,156	4,388	4,640	4,633	4,541
Total consumer	13,330	13,223	13,070	12,468	11,530
Commercial	1,246	1,291	1,328	1,560	1,848
Total loans	$14,576	$14,514	$14,398	$14,028	$13,378
Total assets	$14,997	$14,935	$14,820	$14,449	$13,801
Deposits
Noninterest-bearing	$1,846	$2,107	$2,286	$2,824	$3,458
Interest-bearing	26,337	25,651	27,054	28,839	29,830
Total deposits	$28,183	$27,758	$29,340	$31,663	$33,288
Performance Ratios
Return on average assets	1.41%	1.38%	2.41%	2.39%	3.00%
Noninterest income to total revenue	64%	59%	58%	60%	64%
Efficiency	78%	78%	69%	70%	65%
Other Information
Nonperforming assets (b)	$42	$56	$95	$114	$72
Net charge-offs (recoveries) - loans and leases		$18	$(2)	$(1)	$2
Brokerage account client assets (in billions) (b)	$4	$4	$4	$4	$5
Client Assets Under Administration (in billions) (b) (c)
Discretionary client assets under management	$177	$173	$166	$167	$182
Nondiscretionary client assets under administration	156	152	148	153	165
Total	$333	$325	$314	$320	$347
Discretionary client assets under management
PNC Private Bank	$108	$105	$99	$103	$115
Institutional Asset Management	69	68	67	64	67
Total	$177	$173	$166	$167	$182
(a)See note (a) on page 13.
(b)As of period end.
(c)Excludes brokerage account client assets.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 18
Glossary of Terms

2019 Tailoring Rules – Rules adopted by the federal banking agencies to better tailor the application of their capital, liquidity, and enhanced prudential requirements for banking organizations to the asset size and risk profile (as measured by certain regulatory metrics) of the banking organization. Effective January 1, 2020, the agencies' capital and liquidity rules classify all BHCs with $100 billion or more in total assets into one of four categories (Category I, Category II, Category III, and Category IV).

Adjusted average total assets – Primarily consisted of total average quarterly (or annual) assets plus/less unrealized losses (gains) on investment securities, less goodwill and certain other intangible assets (net of eligible deferred taxes).

Allowance for credit losses (ACL) – A valuation account that is deducted from or added to the amortized cost basis of the related financial assets to present the net carrying value at the amount expected to be collected on the financial asset.

Amortized cost basis – Amount at which a financial asset is originated or acquired, adjusted for applicable accretion or amortization of premiums, discounts and net deferred fees or costs, collection of cash, charge-offs, foreign exchange and fair value hedge accounting adjustments.

Basel III common equity Tier 1 (CET1) capital (Tailoring Rules) – Common stock plus related surplus, net of treasury stock, plus retained earnings, less goodwill, net of associated deferred tax liabilities, less other disallowed intangibles, net of deferred tax liabilities and plus/less other adjustments. Investments in unconsolidated financial institutions, as well as mortgage servicing rights and deferred tax assets, must then be deducted to the extent such items (net of associated deferred tax liabilities) individually exceed 25% of our adjusted Basel III common equity Tier 1 capital.

Basel III common equity Tier 1 capital ratio – Common equity Tier 1 capital divided by period-end risk-weighted assets (as applicable).

Basel III Tier 1 capital – Common equity Tier 1 capital, plus qualifying preferred stock, plus certain trust preferred capital securities, plus certain noncontrolling interests that are held by others and plus/less other adjustments.

Basel III Tier 1 capital ratio – Tier 1 capital divided by period-end risk-weighted assets (as applicable).

Basel III Total capital – Tier 1 capital plus qualifying subordinated debt, plus certain trust preferred securities, plus, under the Basel III transitional rules and the standardized approach, the allowance for loan and lease losses included in Tier 2 capital and other.

Basel III Total capital ratio – Basel III Total capital divided by period-end risk-weighted assets (as applicable).

Charge-off – Process of removing a loan or portion of a loan from our balance sheet because it is considered uncollectible. We also record a charge-off when a loan is transferred from portfolio holdings to held for sale by reducing the loan carrying amount to the fair value of the loan, if fair value is less than carrying amount.

Common shareholders’ equity – Total shareholders' equity less the liquidation value of preferred stock.

Credit valuation adjustment – Represents an adjustment to the fair value of our derivatives for our own and counterparties’ non-performance risk.

Criticized commercial loans – Loans with potential or identified weaknesses based upon internal risk ratings that comply with the regulatory classification definitions of “special mention,” “substandard” or “doubtful.”

Current Expected Credit Loss (CECL) – Methodology for estimating the allowance for credit losses on in-scope financial assets held at amortized cost and unfunded lending related commitments which uses a combination of expected losses over a reasonable and supportable forecast period, a reversion period and long run average credit losses for their estimated contractual term.

Discretionary client assets under management – Assets over which we have sole or shared investment authority for our customers/clients. We do not include these assets on our Consolidated Balance Sheet.

Earning assets – Assets that generate income, which include: interest-earning deposits with banks; loans held for sale; loans; investment securities; and certain other assets.

Effective duration – A measurement, expressed in years, that, when multiplied by a change in interest rates, would approximate the percentage change in value of on- and off- balance sheet positions.

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Efficiency – Noninterest expense divided by total revenue.

Fair value – The price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fee income – Refers to the following categories within Noninterest income: Asset management and brokerage, Capital markets and advisory, Card and cash management, Lending and deposit services, and Residential and commercial mortgage.

FICO score – A credit bureau-based industry standard score created by Fair Isaac Co. which predicts the likelihood of borrower default. We use FICO scores both in underwriting and assessing credit risk in our consumer lending portfolio. Lower FICO scores indicate likely higher risk of default, while higher FICO scores indicate likely lower risk of default.

GAAP – Accounting principles generally accepted in the United States of America.

Leverage ratio – Basel III Tier 1 capital divided by average quarterly adjusted total assets.

Nondiscretionary client assets under administration – Assets we hold for our customers/clients in a nondiscretionary, custodial capacity. We do not include these assets on our Consolidated Balance Sheet.

Nonperforming assets – Nonperforming assets include nonperforming loans, OREO and foreclosed assets. We do not accrue interest income on assets classified as nonperforming.

Nonperforming loans – Loans accounted for at amortized cost whose credit quality has deteriorated to the extent that full collection of contractual principal and interest is not probable. Interest income is not recognized on nonperforming loans. Nonperforming loans exclude certain government insured or guaranteed loans for which we expect to collect substantially all principal and interest, loans held for sale and loans accounted for under the fair value option.

Operating leverage – The period to period dollar or percentage change in total revenue less the dollar or percentage change in noninterest expense. A positive variance indicates that revenue growth exceeded expense growth (i.e., positive operating leverage) while a negative variance implies expense growth exceeded revenue growth (i.e., negative operating leverage).

Other real estate owned (OREO) and foreclosed assets – Assets taken in settlement of troubled loans primarily through deed-in-lieu of foreclosure or foreclosure. Foreclosed assets include real and personal property. Certain assets that have a government-guarantee which are classified as other receivables are excluded.

Purchased credit deteriorated assets (PCD) – Acquired loans or debt securities that, at acquisition, are determined to have experienced a more-than-insignificant deterioration in credit quality since origination or issuance.

Risk-weighted assets – Computed by the assignment of specific risk-weights (as defined by the Board of Governors of the Federal Reserve System) to assets and off-balance sheet instruments.

Servicing rights – Intangible assets or liabilities created by an obligation to service assets for others. Typical servicing rights include the right to receive a fee for collecting and forwarding payments on loans and related taxes and insurance premiums held in escrow.

Supplementary leverage ratio – Basel III Tier 1 capital divided by Supplementary leverage exposure.

Taxable-equivalent interest income – The interest income earned on certain assets that is completely or partially exempt from federal income tax. These tax-exempt instruments typically yield lower returns than taxable investments.

Troubled debt restructuring (TDR) – A loan whose terms have been restructured in a manner that grants a concession to a borrower experiencing financial difficulties. On January 1, 2023, we adopted ASU 2022-02, which eliminated the accounting guidance for TDRs.

Unfunded lending related commitments – Standby letters of credit, financial guarantees, commitments to extend credit and similar unfunded obligations that are not unilaterally, unconditionally, cancelable at PNC’s option.

Yield curve – A graph showing the relationship between the yields on financial instruments or market indices of the same credit quality with different maturities. For example, a “normal” or “positive” yield curve exists when long-term bonds have higher yields than short-term bonds. A “flat” yield curve exists when yields are the same for short-term and long-term bonds. A “steep” yield curve

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exists when yields on long-term bonds are significantly higher than on short-term bonds. An “inverted” or “negative” yield curve exists when short-term bonds have higher yields than long-term bonds.